Exhibit 10.2

                         MILLENIUM HOLDING GROUP, INC.
                                 12 Winding Road
                               Henderson, NV 89052
                               Tel: (702) 492-7721
                               Fax: (702) 492-7728

June 6, 2004


Intelligent Optical Systems, Inc.
2520 W 237th St
Torrance CA 90505
Via Fax: 310 530-3921

RE: Cancellation of Consulting Agreement

To Whom It May Concern:

The Asset and License Purchase Agreement with U.S. Probe, Inc. has been cancelled due to misrepresentations made to Millenium Holding Group, Inc. by U.S. Probe, Inc., Camden Holdings, Inc. and Mark Anderson. Therefore, this letter is your notice that Millenium Holding Group, Inc. is canceling the April 19th, 2004 Consulting Agreement between our companies, which was signed on April 15th and April 19th, 2004.

Sincerely,

MILLENIUM HOLDING GROUP, INC.


BY: /s/ Richard L. Ham
   -------------------------
         Richard L. Ham
         President


cc: Carl Ranno, General Counsel